                                                                   EXHIBIT 10.24

                              ACCOUNTS RECEIVABLE
                            INTERCREDITOR AGREEMENT
                            -----------------------
                              (LEASED FACILITIES)


     THIS AGREEMENT is made as of the 11th day of August, 1998, by and among (I) THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Corporate Credit Agent") for itself and the other lenders (the "Corporate Credit Lenders") which are, or may in the future become, parties to the Corporate Credit Agreement (as hereinafter defined), (II) THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Lease Credit Agent") for itself and the other lenders (the "Lease Credit Lenders") which are, or may in the future become, parties to the Lease Credit Agreement (as hereinafter defined), (III) THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Agent") for the Corporate Credit Lenders, the Lease Credit Lenders and/or the Investors, as the case may be, pursuant to the Security Documents, (IV) HHC 1998-1 TRUST, a Delaware business trust (the "HHC Trust"),
(V) CSL LEASING, INC., BTD HARBORSIDE, INC. and MORGAN STANLEY SENIOR FUNDING, INC. (collectively, the "Investors") and (VI) MEDITRUST COMPANY LLC, a Delaware limited liability company, having an office at 197 First Avenue, Needham Heights, Massachusetts 02494 (the "Lessor"), successor by merger to Meditrust of Ohio, Inc., Meditrust of New Hampshire, Inc., Meditrust of Bedford, Inc., Meditrust of Florida, Inc., Meditrust of New Jersey, Inc., and Meditrust Tri-States, Inc. (collectively, the "Original Lessors").

     WHEREAS, the Original Lessors and HARBORSIDE TOLEDO LIMITED PARTNERSHIP, a Massachusetts limited partnership, HARBORSIDE NEW HAMPSHIRE LIMITED PARTNERSHIP, a Massachusetts limited partnership and HHCI LIMITED PARTNERSHIP, a Massachusetts limited partnership (collectively, the "Lessees") entered into those certain Facility Lease Agreements more particularly described on EXHIBIT B
                                                                       ---------
(collectively, the "Leases").   The Lessees' obligations under the Leases are
secured, in part, by security interests granted by the Lessees to the Original Lessors and now held by the Lessor pertaining to the Credit Lenders' Collateral (as hereinafter defined). All documents evidencing, securing or otherwise given in connection with the Leases are hereinafter collectively referred to as the "Lease Documents" and all collateral granted thereunder to the Original Lessor (and now held by the Lessor) or the Lessor, as the case may be, shall be collectively referred to as the "Lessor's Collateral" (which includes, without limitation, the Credit Lenders' Collateral); and

     WHEREAS, the Corporate Credit Agent and the Corporate Credit Lenders have entered into a Credit Agreement, dated as of August 11, 1998 (such credit agreement, together with any and all other documents securing or evidencing the loans established by said credit agreement, the "Corporate Credit Agreement") with Harborside Healthcare Corporation, a Delaware corporation ("Harborside"), its subsidiaries listed on EXHIBIT A attached hereto and incorporated herein by
                           ---------
reference and such additional subsidiaries which may be from time to time added as parties thereto (collectively, together with Harborside, the "Debtors"), including, without limitation, the Lessees; and

     WHEREAS, the Lease Credit Agent and the Lease Credit Lenders have entered into a Credit Agreement dated as of August 11, 1998 (such credit agreement, together with any and all other documents securing or evidencing the loans established by said credit agreement and the lease and credit transactions established by such other documents, including, without limitation, the Participation Agreement (as hereinafter defined) and the HHC Lease Guaranty (as hereinafter defined), the "Lease Credit Agreement") with the HHC Trust; and

     WHEREAS, pursuant to a Participation Agreement dated as of August 11, 1998 (the "Participation Agreement") by and among Harborside of Dayton Limited Partnership, the HHC Trust, Wilmington Trust Company, the Investors, the Lease Credit Agent and the Lease Credit Lenders, the Investors have agreed to make certain investments in the HHC Trust; and

     WHEREAS, the Debtors have executed that certain Guarantee, dated as of August 11, 1998, in favor of the HHC Trust, the Investors and the Lease Credit Agent, for the benefit of the Lease Credit Lenders (such guaranty, together with any and all other documents securing or evidencing the obligations established by said guaranty, the "HHC Lease Guaranty"), pursuant to which the Debtors have agreed to guarantee the Note Obligations, the Contribution Obligations and the Lease Obligations (as each term is defined in the HHC Lease Guaranty); and

     WHEREAS, the Lessor acknowledges having been informed by the Corporate Credit Agent, the Lease Credit Agent, the HHC Trust and the Investors that, as collateral for (A) the loans made pursuant to the Corporate Credit Agreement and investments and loans made pursuant to the Lease Credit Agreement and (B) the obligations of the Debtors under the HHC Lease Guaranty, the Agent was (or, in the case of mortgaged properties, within sixty (60) days after the date hereof, will be) granted security interests (I) by the Lessees, pursuant to the Security Documents (as hereinafter defined) in certain collateral that is more particularly described therein (the "Credit Lenders' Collateral"), including, without limitation, the facilities (collectively, the "Facilities") more particularly described in the Leases, and (II) by the other Debtors in certain other collateral that is more particularly described in the Corporate Credit Agreement and the Lease Credit Agreement (the "Remaining Collateral"); and

     WHEREAS, the Lease Credit Lenders, the Corporate Credit Lenders, the HHC Trust and the Investors have agreed that the Credit Lenders' Collateral and the Remaining Collateral secure the obligations under the Corporate Credit Agreement, the Lease Credit Agreement and the HHC Lease Guaranty on the terms and conditions set forth in that certain Agency and Intercreditor Agreement, dated as of August 11, 1998, by and among the Debtors, the HHC Trust, the Corporate Credit Agent, the Lease Credit Agent, the Corporate Credit Lenders, the Lease Credit Lenders and the Investors (the "Chase Intercreditor Agreement"); and

     WHEREAS, the Lessor is willing to consent to the granting of security interests in the Credit Lenders' Collateral to the Corporate Credit Agent, for the benefit of the Corporate Credit Lenders, the Lease Credit Agent, for the benefit of the Lease Credit Lenders, the HHC Trust and the Investors, upon the terms and conditions set forth herein.

     NOW, THEREFORE, for consideration paid, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   CONSENT.  Notwithstanding anything to the contrary set forth in the
          -------
Lease Documents, the Lessor hereby consents to (I) the establishment by the Corporate Credit Lenders of the credit facilities in favor of the Debtors under the Corporate Credit Agreement, (II) the establishment by the Lease Credit Lenders and the Investors of the synthetic lease facility contemplated in the Participation Agreement, including, without limitation, the credit facilities in favor of the HHC Trust under the Lease Credit Agreement and (III) the granting by the Lessees to the Agent, pursuant to the Security Documents, of security interests in the Credit Lenders' Collateral. The documents more particularly described on EXHIBIT C attached hereto and incorporated herein by reference are
             ---------
collectively referred to herein as the "Security Documents". The Lessor hereby further agrees that to the extent that any of the provisions set forth in any of the Lease Documents prohibits or restricts (A) any of the Lessees from entering into the Corporate Credit Agreement, incurring their respective obligations thereunder to the Corporate Credit Agent or the Corporate Credit Lenders or granting security interests or liens in the Credit Lenders' Collateral to the Agent, for the benefit of the Corporate Credit Lenders, pursuant to the Security Documents, (B) any of the Lessees from entering into the Lease Credit Agreement, incurring their respective obligations thereunder to the Lease Credit Agent or the Lease Credit Lenders or granting security interests or liens in the Credit Lenders' Collateral to the Agent, for the benefit of the Lease Credit Lenders, pursuant to the Security Documents or (C) any of the Lessees from entering into the HHC Lease Guaranty, incurring their respective obligations thereunder to the HHC Trust, the Lease Credit Agent, the Lease Credit Lenders and the Investors or granting security interests or liens in the Credit Lenders' Collateral to the Agent, for the benefit of the Lease Credit Lenders and the Investors pursuant to the Security Documents in order to secure such Lessee's obligations under the HHC Lease Guaranty then, subject to the terms hereof, such provisions are hereby
                   ----
waived by the Lessor. Notwithstanding the foregoing, it is understood and agreed by the parties hereto that in no event is the Lessor consenting to the granting of (A) a leasehold mortgage by any Lessee (encumbering such Lessee's interest in any Lease) for the benefit of any or all of the Corporate Credit Agent, the Corporate Credit Lenders, the Lease Credit Agent, the Lease Credit Lenders, the HHC Trust and the Investors or (B) a security interest for the benefit of any or all of the Corporate Credit Agent, the Corporate Credit Lenders, the Lease Credit Agent, the Lease Credit Lenders, the HHC Trust and/or the Investors in any of the Capital Stock (as defined in the Corporate Credit Agreement) of any Lessee or in the general partner of any Lessee.

     2.   NOTICES.  The Corporate Credit Agent agrees to give the Lessor a copy
          -------
of any notice of default and/or any other notice pertaining to any exercise of any right and/or remedy under the Corporate Credit Agreement that the Corporate Credit Agent gives to any Lessee or Harborside pursuant to the Corporate Credit Agreement, simultaneously with the giving of such notice to such Lessee or Harborside. The Lease Credit Agent agrees to give the Lessor a copy of any notice of default and/or any other notice pertaining to any exercise of any right and/or remedy under the Lease Credit Agreement or under the HHC Lease Guaranty that the Lease Credit Agent gives to any Lessee or Harborside pursuant to the Lease Credit Agreement, simultaneously with the giving of such notice to such Lessee or Harborside. The Agent agrees to give the Lessor a copy of any notice of default and/or any other notice pertaining to any exercise of any right and/or remedy under the Security Documents that the Agent gives to any Lessee or Harborside pursuant to the Security Documents, simultaneously with the giving of such notice to such Lessee or Harborside. The Lessor agrees to give the Agent a copy of any notice of default and/or any other notice pertaining to any exercise of any right or remedy under the Lease Documents that the Lessor gives to any Lessee or Harborside pursuant to the Lease Documents, simultaneously with the giving of such notice to such Lessee or Harborside.

     3.   PRIORITIES WITH RESPECT TO THE COLLATERAL.
          -----------------------------------------

          (A) Notwithstanding anything to the contrary that may be set forth in any of the Lease Documents, the Lessor acknowledges and agrees that, as between (I) the Lessor and (II) the Agent, except as provided in paragraph 3(d) below, the Agent's security interests in that portion of the Credit Lenders' Collateral that constitutes Accounts (as hereinafter defined) shall be treated as prior to the Lessor's security interest in such Accounts.

          (B) The Agent acknowledges having been informed by the Lessor that, as additional security for the obligations of the Lessees under the Lease Documents, as part of the Lessor's Collateral, (I) the Lessor (as the successor by merger to the Original Lessors) has been granted by the Lessees collateral assignments of, and perfected security interests in, all licenses, approvals, qualifications, variances, permissive uses, certificates of need, franchises, accreditations, certificates, certifications, consents, permits and other authorizations (collectively, the "Permits") and agreements and patient admission agreements, contracts, contract rights, warranties and representations and franchises (collectively, the "Contracts"), benefiting, relating to or affecting the facilities demised under the Leases (collectively, the "Facilities") and the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof or the operation of any programs or services in conjunction with any Facility and all renewals and replacements and substitutions therefor, now or hereafter issued by or entered into with any governmental authority or maintained or used by any Lessee or entered into by any Lessee with any third party, including, without limitation, patient contracts and governmental reimbursement contracts associated with the Facilities which generate Accounts and (II) the Lessor (as the successor by merger to the Original Lessors) has been granted by the Lessees perfected security interests in all books, records, ledgers, print-outs, papers, data, file materials and information relating to the Facilities, any account debtors in respect thereof and/or to the operation of the Lessees' businesses, and all rights of access to such books, records, ledgers, print-outs, papers, file materials and information, and all property in which such books, records, ledgers, print-outs, data, file materials and information are stored, recorded, and maintained (collectively, the "Books and Records"). Notwithstanding anything to the contrary set forth in the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Lease Guaranty, the Agent further acknowledges and agrees that, as between (X) the Agent and (Y) the Lessor, the Lessor's said security interests in the Permits, the Contracts and the Books and Records, as well as the Lessor's security interests in all other items of the Credit Lenders' Collateral (other than, as provided in paragraphs 3(a) and 3(d), in Accounts accruing on or prior to the "Trigger Event", as hereinafter defined) shall be treated as prior to the Agent's security interests in the Permits, the Contracts, the Books and Records and the other items of the Credit Lenders' Collateral (other than Accounts accruing on or prior to the Trigger Event).

               As used herein, the term Accounts shall mean (I) accounts (as defined in the Uniform Commercial Code as adopted in Massachusetts) and (II) rights to payment for goods sold or leased or services rendered by any Lessee or any other party, whether now in existence or arising from time to time hereafter and whether or not yet earned by performance, including, without limitation, obligations evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness (collectively, the "Receivables"); together with (1) all security pledged, assigned, hypothecated or granted to or held by any Lessee to secure the foregoing, (2) any property received in payment, settlement or compromise of any account or Receivable, (3) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (4) all rights, remedies, and privileges pertaining to any of the foregoing, (5) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, and (6) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto; all whether now existing or hereafter acquired or arising and including all proceeds and products thereof.

          (C) Without representing or implying that the license hereafter referred to is necessary, the Lessor hereby grants to the Agent a license in the Permits, the Contracts and the Books and Records (the "License Rights"), but only to the extent that (I) the Lessor is able to do so consistent with applicable law and the Lessor's contractual obligations (now existing or hereafter entered into) and (II) the License Rights are necessary for the Agent to sue for and collect all Accounts that accrue on or prior to the Trigger Event; provided, however, that the foregoing grant
                                     --------  -------
               is made without any representation or implication on behalf of the Lessor that it has the ability to make any such grant in accordance with the terms hereof and without any other representation of any kind or nature whatsoever. In addition, the Lessor agrees that it will not intentionally use whatever rights it may have in the Permits, the Contracts and the Books and Records for the purpose of hindering the Agent from collecting Accounts that accrued on or prior to the Trigger Event.

          (D) Notwithstanding any priority that would otherwise apply as a matter of law, after the occurrence of a default or breach of condition continuing beyond all applicable notice and/or grace periods, if any, under any of the Lease Documents (I) upon receipt by the Agent of written notice (the "Trigger Notice") from the Lessor, notifying the Agent of the commencement by the Lessor of any action to exercise any of its remedies under any of the Lease Documents, including, without limitation, the taking of any steps to terminate any one or more of the Leases, to accelerate or to demand full payment under the Lease Documents or to realize on all or any portion of the Lessor's Collateral (the date of the receipt by the Agent of the Trigger Notice shall be referred to herein as the "Trigger Event"), all Accounts arising and/or accruing after the Trigger Event from operations at the applicable Facility or Facilities identified in the Trigger Notice (and the proceeds thereof) and the rights to collect and retain the same shall be, as between (A) the Agent and (B) the Lessor, the Lessor's as first priority collateral for the obligations of the Lessees to the Lessor and (II) the Lessor agrees with the Agent that all uncollected Accounts that accrued from operations of such Facility or Facilities occurring on or prior to the Trigger Event are part of the Accounts in which the Agent has a security interest prior to the Lessor's and as to which the rights to collect and retain the same shall be, as between (X) the Agent and (Y) the Lessor, the Agent's as first priority collateral for the obligations owed to the Corporate Credit Agent and the Corporate Credit Lenders under the Corporate Credit Agreement, the obligations owed to the Lease Credit Agent and the Lease Credit Lenders under the Lease Credit Agreement and the obligations owed to the Lease Credit Agent (for the benefit of the Lease Credit Lenders) and the Investors under the HHC Lease Guaranty.

               The parties hereto agree that a Trigger Notice may be given on any one or more occasions and that there may be different Trigger Events for the Facilities.

          (E) The Lessor hereby grants to the Agent, access to the Facilities and the Books and Records at reasonable times and after reasonable notice to the Lessor to the extent that such access is necessary for the Agent to pursue its rights in such Accounts accruing on or prior to the Trigger Event. With respect to any Facility, such right of access shall be effective from and after the time the Lessor takes exclusive possession of such Facility and the Books and Records relating thereto.

          (F) It is recognized that individual patients at any Facility may have unpaid Accounts that accrued both before and after the applicable Trigger Event relating to such Facility. The parties hereto agree that payments received under such circumstances shall be applied against the oldest Accounts first.

          (G) In the event that the Corporate Credit Agent, the Lease Credit Agent, the Agent and/or the Investors collect any Accounts that accrued after the Trigger Event, the Corporate Credit Agent, the Lease Credit Agent, the Agent and/or the Investors, as the case may be, shall forward such Accounts to the Lessor. In the event that the Lessor collects any Accounts that accrued on or prior to the Trigger Event, the Lessor shall forward such Accounts to the Agent.

     4.   THE CORPORATE CREDIT AGENT'S, THE LEASE CREDIT AGENT'S, THE AGENT'S,
          --------------------------------------------------------------------
THE HHC TRUST'S AND THE INVESTORS' EXERCISE OF REMEDIES.  Notwithstanding
-------------------------------------------------------
anything to the contrary set forth in the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Lease Guaranty, the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors agree that, without the prior written consent of the Lessor, which consent may be withheld in the Lessor's sole and absolute discretion, (A) the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors shall not exercise any of their respective rights and remedies under the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Lease Guaranty (including, without limitation, the rights and remedies under the Security Documents) with respect to the Lessees or the Credit Lenders' Collateral, other than such rights and remedies as may be necessary to collect the Accounts that accrue on or prior to the Trigger Event and (B) without limiting the foregoing, the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors shall not file, cause to be filed or join in the filing of, any petition under the United States Bankruptcy Code, as the same may hereafter be amended and including any successor provision thereto, or any similar petition or pleading under any state law, against any Lessee or the general partner of any Lessee or seek any relief with respect to any Lessee or the general partner of any Lessee (including, without limitation, the appointment of a receiver, trustee or other similar official for such Lessee or the general partner of any Lessee or any of their respective businesses or assets) under any such law. Except as expressly set forth in this Paragraph 4, this Agreement shall not, however, limit the respective rights and remedies of the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and/or the Investors under the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Trust with respect to the Debtors, other than the Lessees and the general partner of the Lessees, the HHC Trust or the Remaining Collateral.

     The Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors will not demand or accept as security for the indebtedness evidenced by the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Lease Guaranty any collateral owned, wholly or in part, by any Lessee or any general partner of any Lessee, other than such collateral as is already included within the definition of the Credit Lenders' Collateral, without the prior written consent of the Lessor, in each instance, which consent may be withheld in the Lessor's sole and absolute discretion.

     5.   BIND AND INURE; TERMINATION.  This Agreement shall be binding upon and
          ---------------------------
inure only to the benefit of the Lessor, the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust, the Investors and their respective successors and assigns (including, without limitation, any other future holder of the landlord's interest under any Lease); provided, however, that this
                                             --------  -------
Agreement shall be null and void and of no further force or effect upon the payment in full of the obligations under either (A) the Corporate Credit Agreement, the Lease Credit Agreement and the HHC Lease Guaranty or (B) the Lease Documents. The Corporate Credit Agent hereby represents and warrants that it has the authority to execute this Agreement on behalf of itself and the other lenders which are, or may in the future become, parties to the Corporate Credit Agreement. The Lease Credit Agent hereby represents and warrants that it has the authority to execute this Agreement on behalf of itself and the other Corporate Credit Lenders, the other Lease Credit Lenders which are, or may in the future become, secured parties under the Lease Credit Agreement. The Agent hereby represents and warrants that it has the authority to execute this Agreement on behalf of itself, the other Lenders, the Investors and such other parties which may in the future become parties to the Security Documents. By executing this Agreement on behalf of the HHC Trust, Wilmington Trust Company represents and warrants that it is the Trustee of the HHC Trust and has the authority to execute this Agreement on behalf of the HHC Trust. The Investors hereby represent and warrant that they have the authority to execute this Agreement.

     6.   NOTICES.  All notices and other communications hereunder shall be in
          -------
writing and mailed (by registered or certified mail, return receipt requested and postage prepaid), delivered by a reputable commercial overnight delivery service with provision for a receipt, with delivery charges prepaid, hand delivered or transmitted by facsimile on a regular business day between the hours of 9:00 a.m. and 5:00 p.m., and shall be effective upon receipt, or upon attempted delivery if delivery is refused by the addressee, addressed or facsimile transmitted to the respective parties, as follows:

     (A) if to the Corporate Credit Agent, to the Lease Credit Agent and/or to the Agent:

          The Chase Manhattan Bank
          c/o The Loan and Agency Services Group
          One Chase Manhattan Plaza, 8th Floor
          New York, NY  10081
          Attention:  Janet M. Belden

          Telephone: (212) 552-5658
          Fax:  (212) 552-5650
          with copies to:

          Chase New England Corporation
          85 Wells Avenue
          Suite 200
          Newton, MA  02159
          Attention:  Roger A. Stone

          Telephone: (617) 928-3056
          Fax:  (617) 928-3057

          Simpson, Thacher & Bartlett
          425 Lexington Avenue
          New York, NY  10017-3954
          Attention:  Gregory A. Weiss, Esq.

          Telephone: (212) 455-2000
          Fax:  (212) 455-2502

     (B)  if to the HHC Trust:

          c/o Wilmington Trust Company
          Rodney Square North
          110 North Market Street
          Wilmington, DE  19890
          Attention:   Corporate Trust Administration
          Reference:  HHC 1998-1 Trust

          Telephone:  (301) 651-8882
          Fax:  (302) 651-1000

          with copies to:

          Chase New England Corporation
          85 Wells Avenue
          Suite 200
          Newton, MA  02159
          Attention:  Roger A. Stone

          Telephone: (617) 928-3056
          Fax:  (617) 928-3057

          Simpson, Thacher & Bartlett
          425 Lexington Avenue
          New York, NY  10017-3954
          Attention:  Gregory A. Weiss, Esq.

          Telephone: (212) 455-2000
          Fax:  (212) 455-2502

     (C)  if to the Investors:

          BTD Harborside Inc.
          1011 Centre Road, Suite 200
          Wilmington, DE 19805
          Attention:  Donna Mitchell
          Fax:  (302) 636-3333

          Morgan Stanley Senior Funding, Inc.
          1585 Broadway
          New York, NY 10036
          Attention:  Michael A. Hart
          Fax:  (212) 761-0587

          CSL Leasing, Inc.
          1201 Market Street, 9th Floor
          Wilmington, DE 19801
          Attention: Michael Handago
          Fax: (302) 428-3390

          with copies to:

          Chase New England Corporation
          85 Wells Avenue
          Suite 200
          Newton, MA 02159
          Attention: Roger A. Stone

          Telephone: (617) 928-3056
          Fax:  617) 928-3057

          Simpson, Thacher & Bartlett
          425 Lexington Avenue
          New York, NY 10017-3954
          Attention: Gregory A. Weiss, Esq.

          Telephone: (212) 455-2000
          Fax: (212) 455-2502

     (D)  if to the Lessor:

          Meditrust Company LLC
          197 First Avenue
          Needham Heights, MA  02494
          Attention:  President

          Telephone:  (781) 433-6000
          Fax: (781) 433-1290
          with copies to:

          Meditrust Company LLC
          197 First Avenue
          Needham Heights, MA 02494
          Attention: General Counsel

          Telephone: (781) 433-6000
          Fax: (781) 433-1224

          Nutter, McClennen & Fish, LLP
          One International Place
          Boston, MA  02110
          Attention: Marianne Ajemian, Esq.

          Telephone: (617) 439-2000
          Fax: (617) 973-9748

or to such other address or facsimile telephone number as any party may hereafter designate by written notice given to the other.

     When any notice is to be given under this Agreement simultaneously with notice to another party or simultaneously with the happening of an event, such notice shall be given as simultaneously as is reasonable in the circumstances.

     7.   NO THIRD PARTY BENEFICIARIES.  This Agreement is solely for the
          ----------------------------
benefit of the parties hereto and nothing contained herein shall confer upon anyone other than the parties hereto and their permitted successors and assigns, any right to insist upon or to enforce the performance or observance of any of the obligations contained herein; provided, however, that notwithstanding the
                                  --------  -------
foregoing, it is acknowledged and agreed that the Debtors may rely on the consents and waivers set forth in Paragraph 1.

     8.   ENTIRE AGREEMENT; AMENDMENTS.  This Agreement sets forth the entire
          ----------------------------
agreement of the parties with respect to the Credit Lenders' Collateral and the Lessor's Collateral and can be amended, modified, supplemented, extended, terminated, discharged or changed only by an agreement in writing which makes specific reference to this Agreement and which is signed by all parties hereto.

     The Corporate Credit Agent shall provide the Lessor with copies of all amendments to the Corporate Credit Agreement. The Lease Credit Agent shall provide the Lessor with copies of all amendments to the Lease Credit Agreement. The Lessor shall provide the Agent with copies of all amendments to any of the Lease Documents.

     9.   NO WAIVER.  No waiver of any term, provision or condition of this
          ---------
Agreement in any one or more instances, shall be deemed to be or be construed as a further or continuing waiver of any such term, provision or condition of this Agreement. No failure to act shall be construed as a waiver of any term, provision, condition or right granted hereunder.

     Excluding any breach of any covenant set forth herein, no action or inaction with respect to the Lessor's Collateral; nor any amendment to any of the Lease Documents; nor any exercise or nonexercise of any right, power or remedy under the Lease Documents; nor any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the obligations evidenced by the Lease Documents will in any event give rise to any claim by the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and/or the Investors against the Lessor.

     Excluding any breach of any covenant set forth herein, no action or inaction with respect to the Credit Lenders' Collateral or the Remaining Collateral; nor any amendment to the Corporate Credit Agreement; nor any exercise or nonexercise of any right, power or remedy under the Corporate Credit Agreement; nor any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the obligations evidenced by the Corporate Credit Agreement will in any event give rise to any claim by the Lessor against the Corporate Credit Agent or the Agent.

     Excluding any breach of any covenant set forth herein, no action or inaction with respect to the Credit Lenders' Collateral or the Remaining Collateral; nor any amendment to the Lease Credit Agreement; nor any exercise or nonexercise of any right, power or remedy under the Lease Credit Agreement; nor any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the obligations evidenced by the Lease Credit Agreement will in any event give rise to any claim by the Lessor against the Lease Credit Agent or the Agent.

     Excluding any breach of any covenant set forth herein, no action or inaction with respect to the Credit Lenders' Collateral or the Remaining Collateral; nor any amendment to the HHC Lease Guaranty; nor any exercise or nonexercise of any right, power or remedy under the HHC Lease Guaranty; nor any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the obligations evidenced by the HHC Lease Guaranty will in any event give rise to any claim by the Lessor against the Lease Credit Agent, the Agent, the HHC Trust or the Investors.

     The Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors each irrevocably waives any right to require marshalling of the assets of the Lessees and agrees that the Lessor shall have no obligation to seek satisfaction of the Lessees' obligations under the Lease Documents through recourse to collateral, if any, other than the Facilities prior to the exercise of the Lessor's rights with respect to the Facilities.

     The Lessor irrevocably waives any right to require marshalling of the assets of the Debtors and agrees that the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors shall have no obligation to seek satisfaction of the indebtedness evidenced by the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Lease Guaranty through recourse to collateral, if any, other than the Accounts that accrued on or prior to the Trigger Event prior to the exercise of the Corporate Credit Agent's, the Lease Credit Agent's, the Agent's and/or the Investors' rights with respect to such Accounts.

     10.  NO JOINT VENTURE.  Nothing contained herein shall be construed as
          ----------------
forming a joint venture or partnership between the parties hereto with respect to the subject matter hereof.

     11.  FURTHER ASSURANCES.  Each of the parties hereto agrees to execute and
          ------------------
deliver any and all further agreements, documents or instruments necessary to effectuate this Agreement and the transactions referred to herein or contemplated hereby or reasonably requested by the other party to perfect or evidence its rights hereunder.

     12.  COUNTERPARTS.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

     13.  CAPTIONS AND HEADINGS.  The captions and headings set forth in this
          ---------------------
Agreement are included for convenience and reference only and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of, or the scope or intent of, this Agreement or any part hereof.

     14.  LIMITATION OF LIABILITY.  In no event shall the Lessor ever be liable
          -----------------------
to the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust, the Investors or any other party for any indirect or consequential damages incurred by the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust, the Investors or such other party resulting from any cause whatsoever.

     15.  GOVERNING LAW; JURISDICTION.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the Commonwealth of Massachusetts.

     To the maximum extent permitted by applicable law, the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors each hereby submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of, or with respect to this Agreement and the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors each expressly waives any and all objections it may have as to venue in any of such courts.

     16.  TIME OF THE ESSENCE.  Time is of the essence of this Agreement.
          -------------------

     17.  NO AMENDMENT OF CHASE INTERCREDITOR AGREEMENT.  As between the
          ---------------------------------------------
Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors only, the terms and conditions of this Agreement shall not amend or modify the terms and conditions of the Chase Intercreditor Agreement; provided,
                                                                      --------
however that the provisions of the Chase Intercreditor Agreement shall not
-------
affect, in any manner whatsoever, the Lessor's rights and remedies with respect to the Lessees and the Lessor's Collateral.

     18.  RULES OF CONSTRUCTION.  The provisions of this Agreement shall extend
          ---------------------
and be applicable to all renewals, replacements, amendments, extensions, substitutions, revisions, consolidations and modifications of the Corporate Credit Agreement, the Lease Credit Agreement, the HHC Lease Guaranty and/or the Lease Documents. References herein to the Corporate Credit Agreement, the Lease Credit Agreement, the HHC Lease Guaranty and/or any of the Lease Documents shall be deemed to include any renewals, replacements, amendments, extensions, substitutions, revisions, consolidations or modifications thereof.

     Notwithstanding the foregoing, any reference contained herein, whether express or implied, to any renewal, replacement, amendment, extension, substitution, revisions, consolidation or modification of any of the Lease Documents, the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Lease Guaranty is not intended to constitute an agreement or consent by any of the parties hereto to any such renewal, replacement, amendment, substitution, revision, consolidation or modification; but, rather as a reference only to those instances where the applicable parties may give, agree or consent to any such renewal, replacement, amendment, extension, substitution, revision, consolidation or modification as the same may be (and only to the extent that the same may be) required pursuant to the terms, covenants and conditions hereof or of any of the Lease Documents, the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Lease Guaranty.

     Notwithstanding anything to the contrary contained herein, (A) every agreement, consent and undertaking made herein by the Corporate Credit Agent is made on behalf of, and shall be binding upon, the Corporate Credit Lenders, (B) every agreement, consent and undertaking made herein by the Lease Credit Agent is made on behalf of, and shall be binding upon, the Lease Credit Lenders and
(C) every agreement, consent and undertaking made herein by the Agent is made on behalf of, and shall be binding upon, the Corporate Credit Lenders, the Lease Credit Lenders and the Investors.

     WITNESS the execution hereof under seal as of day and year first written above.


WITNESS                       CORPORATE CREDIT AGENT:
-------                       ----------------------

                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent under the Corporate Credit Agreement

/s/ Pilar Ramos               By: /s/ Robert Anastasio
-------------------------        ----------------------------------------
Name: Pilar Ramos                 Name: Robert Anastasio
                                  Title: Vice President


WITNESS                       LEASE CREDIT AGENT:
-------                       ------------------


                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent under the Lease Credit
                              Agreement

/s/ Pilar Ramos               By: /s/ Robert Anastasio
-------------------------        -----------------------------------------
Name: Pilar Ramos                 Name: Robert Anastasio
                                  Title: Vice President


WITNESS                       AGENT:
-------                       -----


                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent under the Security
                              Documents

/s/ Pilar Ramos               By: /s/ Robert Anastasio
-------------------------        -----------------------------------------
Name: Pilar Ramos                 Name: Robert Anastasio
                                  Title: Vice President

WITNESS                       HHC TRUST:
-------                       ---------

                              HHC 1998-1 TRUST, a Delaware business trust


                              By: WILMINGTON TRUST COMPANY, a
                              Delaware banking corporation, not in its
                              individual capacity but solely as Trustee


/s/ Susanne Gula              By: /s/ Charlotte Paglia
-------------------------         ------------------------------------------
Name: Susanne Gula                Name: Charlotte Paglia
                                  Title: Financial Services Officer


WITNESS                       INVESTORS:
-------                       ---------


                              CSL LEASING, INC.


/s/ James P. Donaghey         By: /s/ Michael P. Handago
-------------------------         ------------------------------------------
Name: James P. Donaghey           Name: Michael P. Handago
                                  Title: Vice President


WITNESS                       BTD HARBORSIDE INC.
-------


/s/ Jean M. Mazarella         By: /s/ James H. Stallkamp
-------------------------         ------------------------------------------
Name: Jean M. Mazarella           Name: James H. Stallkamp
                                  Title: President

WITNESS                       MORGAN STANLEY SENIOR FUNDING, INC.
-------

/s/ Robert J. Franz           By: /s/ Michael T. McLaughlin
-------------------------         ------------------------------------
Name: Robert J. Franz             Name: Michael T. McLaughlin
                                  Title: Principal

WITNESS                       LESSOR:
-------                       ------

                              MEDITRUST COMPANY LLC, a Delaware
                              limited liability company


/s/ Kim M. Priesing           By: /s/ Michael S. Benjamin, Esq.
-------------------------         ------------------------------------
Name: Kim M. Priesing             Name: Michael S. Benjamin, Esq.
                                  Title: Senior Vice President

                                   EXHIBIT A
                                   ---------

                                    DEBTORS

     Bay Tree Nursing Center Corp.
     Belmont Nursing Center Corp.
     Bridgewater Assisted Living Limited Partnership
     Countryside Care Center Corp.
     Harborside of Cleveland Limited Partnership
     Harborside Health I Corporation
     Harborside Acquisition Limited Partnership IV
     Harborside Acquisition Limited Partnership V
     Harborside Acquisition Limited Partnership VI
     Harborside Acquisition Limited Partnership VII
     Harborside Acquisition Limited Partnership VIII
     Harborside Acquisition Limited Partnership IX
     Harborside Acquisition Limited Partnership X
     Harborside Atlantrix Limited Partnership
     Harborside Connecticut Limited Partnership
     Harborside Funding Limited Partnership
     Harborside Healthcare Advisors Limited Partnership
     Harborside Healthcare Baltimore Limited Partnership
     Harborside Healthcare Limited Partnership
     Harborside Healthcare Network Limited Partnership
     Harborside Homecare Limited Partnership
     Harborside Massachusetts Limited Partnership
     Harborside New Hampshire Limited Partnership
     Harborside North Toledo Limited Partnership
     Harborside of Dayton Limited Partnership
     Harborside of Florida Limited Partnership
     Harborside of Ohio Limited Partnership
     Harborside Properties Trust I
     Harborside Rehabilitation Limited Partnership
     Harborside Rhode Island Limited Partnership
     Harborside Toledo Limited Partnership
     Harborside Toledo Corp.
     HHCI Limited Partnership
     KHI Corp.
     Maryland Harborside Corp.
     New Jersey Harborside Corp.
     Oakhurst Manor Nursing Center Corp.
     Orchard Ridge Nursing Center Corp.
     Riverside Retirement Limited Partnership
     Sailors, Inc.
     Sunset Point Nursing Center Corp.
     West Bay Nursing Center Corp.

                                   EXHIBIT B
                                   ---------

                           FACILITY LEASE AGREEMENTS

1. Facility Lease Agreement, dated as of March 31, 1995, as amended, by and between Meditrust of Ohio, Inc. and Harborside Toledo Limited Partnership, relating to the facility commonly known as the Harborside of Toledo Rehabilitation and Nursing Center

2. Facility Lease Agreement, dated as of January 1, 1996, as amended, by and between Meditrust of New Hampshire, Inc. and Harborside New Hampshire Limited Partnership, relating to the facility commonly known as the Applewood Healthcare Center

3. Facility Lease Agreement, dated as of January 1, 1996, as amended, by and between Meditrust of New Hampshire, Inc. and Harborside New Hampshire Limited Partnership, relating to the facility commonly known as the Crestwood Healthcare Center

4. Facility Lease Agreement, dated as of January 1, 1996, as amended, by and between Meditrust of New Hampshire, Inc. and Harborside New Hampshire Limited Partnership, relating to the facility commonly known as the Milford Nursing Home

5. Facility Lease Agreement, dated as of January 1, 1996, as amended, by and between Meditrust of New Hampshire, Inc. and Harborside New Hampshire Limited Partnership, relating to the facility commonly known as the Pheasant Wood Nursing Home

6. Facility Lease Agreement, dated as of January 1, 1996, as amended, by and between Meditrust of New Hampshire, Inc. and Harborside New Hampshire Limited Partnership, relating to the facility commonly known as the Westwood Healthcare Center

7. Facility Lease Agreement, dated as of January 1, 1996, as amended, by and between Meditrust of Bedford, Inc. and Harborside New Hampshire Limited Partnership, relating to the facility commonly known as the Northwood Healthcare Center

8. Facility Lease Agreement, dated as of December 31, 1995 as amended, by and between Meditrust of Florida, Inc. and HHCI Limited Partnership, relating to the facility commonly known as the Harborside Healthcare - Naples

9. Facility Lease Agreement, dated as of December 31, 1995, as amended, by and between Meditrust of Florida, Inc. and HHCI Limited Partnership, relating to the facility commonly known as the Harborside Healthcare - Pinebrook

10. Facility Lease Agreement, dated as of December 31, 1995, as amended, by and between Meditrust of Florida, Inc. and HHCI Limited Partnership, relating to the facility commonly known as the Harborside Healthcare - Sarasota

11. Facility Lease Agreement, dated as of December 31, 1995, as amended, by and between Meditrust Tri-States, Inc. and HHCI Limited Partnership, relating to the facility commonly known as the Harborside Healthcare - New Haven

12. Facility Lease Agreement, dated as of December 31, 1995, as amended, by and between Meditrust Tri-States, Inc. and HHCI Limited Partnership, relating to the facility commonly known as the Harborside Healthcare - Indianapolis

13. Facility Lease Agreement, dated as of December 31, 1995, as amended, by and between Meditrust of Ohio, Inc. and HHCI Limited Partnership, relating to the facility commonly known as the Harborside Healthcare - Troy

14. Facility Lease Agreement, dated as of December 31, 1995, as amended, by and between Meditrust of New Jersey, Inc. and HHCI Limited Partnership, relating to the facility commonly known as the Harborside Healthcare - Woods Edge

                                   EXHIBIT C
                                   ---------

                              SECURITY DOCUMENTS

Collectively, (A) the "Security Documents" (as defined under the Corporate Credit Agreement) entered into as of the date hereof to which any Borrower is a party, (B) the "Security Documents" (as defined under the Participation Agreement) executed as of the date hereof to which any Borrower is a party and
(C) the "Guarantee Security Documents" (as defined under the Participation Agreement) executed as of the date hereof to which any Borrower is a party.